Exhibit 10.8

February 15, 2016

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA  91320-1799

Attention:  Corporate Secretary

Re:    Amendment of Exclusivity Letter

Ladies and Gentlemen:

Unilife Corporation (“Unilife”) and Amgen Inc. (“Amgen” and, together with Unilife, the “Parties”) have entered into an exclusivity letter agreement dated December 31, 2015 (the “Exclusivity Letter”).  Capitalized terms used but not defined in this letter shall have the meanings assigned to such terms in the Exclusivity Letter.

Pursuant to Section 13 of the Exclusivity Letter, the Parties intend to hereby amend the Exclusivity Letter, and agree that the Exclusivity Period in Section 1(a) of the Exclusivity Letter shall be extended through and to 11:59 pm Pacific Time on Friday, February 26, 2016 so long as the Parties continue to negotiate in good faith a Transaction.

Very truly yours,

UNILIFE CORPORATION

By:	/s/ John Ryan
Name:	John Ryan
Title:	SVP, General Counsel & Secretary

CONFIRMED AND AGREED TO:

AMGEN INC.

By:	/s/ David Piacquad
Name:	David Piacquad
Title:	Sr. Vice President,
Business Development